UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2011

CHINA XD PLASTICS COMPANY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	001-34546	04-3836208
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park,
Harbin Development Zone, Heilongjiang Province, PRC 150060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 451-8434-6600

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On April 7, 2011, China XD Plastics Company Limited (the “Company”) issued a press release announcing that the Company’s board of directors has approved the repurchase by the Company of up to $10 million of its shares of common stock through May 31, 2012.  In addition, the Company announced its plans to purchase land use rights for a 50 acre parcel of land to support its manufacturing capacity expansion and growth strategy from 2012 to 2013.  The full text of the press release is set forth in Exhibit 99.1 attached hereto.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated April 7, 2011

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China XD Plastics Company Limited

Date: April 8, 2011	By:	/s/ Jie Han
Name: Jie Han
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 7, 2011